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                                                         EXHIBIT (10)(iii)(A) 18

To:    Arun Netravali
From:  Henry Schacht
Date:  January 23, 2001
Re:    Officer Severance Policy

    This is a challenging time for our company. While I am confident in our ability to successfully work through the issues we are facing, I am also aware that our current business climate creates an uncertainty and raises concerns that could distract you from the turnaround work at hand. To address such concerns, I'm pleased to inform you that the Board of Directors has approved your eligibility for enhanced severance coverage in the event your employment is terminated by Lucent for reasons other than 'cause.' This new severance benefit does not apply to all officers, so I ask that you keep your eligibility confidential.

    The severance benefit provides for continuation of salary and target bonus for 24 months if certain events occur. During this 24-month period, your stock options and restricted stock units will continue to vest. In addition, your coverage under many of Lucent's benefit plans, including the medical, dental, stock purchase and savings plans, will continue as normal. The attached outline provides further detail of the new severance benefit. If you have any questions about the terms and conditions of the new severance benefit, please contact Pam Kimmet at 908-582-8557.

    Challenging times can be the most satisfying and rewarding times of our professional lives. With your help we can take our company to new levels of success.

Attachment

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                            OFFICER SEVERANCE POLICY

Eligibility                                    - Lucent or Agere Officer status

                                               - Participation for new officers is contingent upon Board/CEO approval

                                               - Company initiated termination, other than for 'Cause' as defined on page 2

                                               - Contingent upon signing the standard, Lucent Release
                                                 Agreement (including non-compete, non-solicitation
                                                 provisions)

                                               - All payments and benefits listed below will be offset by any individually negotiated or legally required arrangement

Leave of                                       - 24 months of base salary and target bonus
Absence
Payment                                        - Base salary will be paid monthly. Target bonus will be paid annually in December. Both payments are benefits bearing.

Equity                                          STOCK OPTIONS

                                               - Options continue vesting as scheduled during the 24 month period.

                                               - At end of the 24 month period, your employment will end and options will follow normal termination provisions:
                                                 -- Pension eligible  --  Keep vested remainder of term;
                                                    unvested options cancel
                                                 -- Not Pension eligible  --  90 days to exercise vested;
                                                    unvested options cancel

                                                 RESTRICTED STOCK
                                               - Restricted stock continues vesting as scheduled during the
                                                 24 month period.

                                                 ESPP
                                               - Your participation will continue through payroll deductions.

Retirement                                       SERVICE PENSION
Benefits                                         Retirement eligible: Your severance pay will count towards your pension. Pension payments begin after termination of
                                                 this arrangement.

                                                 Not retirement eligible: Deferred vested employees can elect to begin payment at the termination of this arrangement. The severance period can be used to accrue service/age toward
                                                 achieving pension eligibility.

                                                 CASH BALANCE PENSION
                                               - Severance pay will count towards the cash balance plan. The cash balance is payable at the end of the 24 month period
                                                 or later at employee election.

                                                 401(K)
                                               - Payroll deductions continue
Health                                         - Medical, Dental, Disability, Life Insurance, Car Allowance,
 and                                             Financial Counseling benefits continue the same as actively
Welfare                                          employed Officers.
Benefits
                                               - Company credit cards, home office equipment, voice mail and
                                                 e-mail will be cancelled at the beginning of the 24 month
                                                 period.

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
Termination                                  - In the event you need to terminate this arrangement
Provisions                                     during the 24 month leave period for any reason
                                               (including conflict with another employer), the
                                               Company may approve the payment of the remaining
                                               amount of base salary and target bonus in a lump
                                               sum. The normal 'voluntary' termination provisions
                                               for the stock and benefit plans will apply.

Outplacement                                 - At your request, outplacement services will be
Services                                       provided through a vendor selected by the Company,
                                               during the 24 month leave period or within six
                                               months following termination of employment, up to a
                                               limit of $50,000.

Change in                                    - Upon or after a Change in Control (as defined in the 1996
Control                                        Long Term Incentive Program or its successor
Provisions                                     plan as in effect immediately before the Change in
                                               Control) this policy will remain in effect.

                                             - Upon or after a Change in Control (as defined in the
                                               1996 Long Term Incentive Program or its successor
                                               plan as in effect immediately before the Change in
                                               Control), you will also be entitled to the benefits
                                               of this policy if you terminate your employment
                                               within three months of an event constituting Good
                                               Reason. Good Reason is defined as follows:

                                               (i)   the assignment to you by the Board of Directors
                                                     or another representative of the Company of duties
                                                     which represent a material decrease in
                                                     responsibility and are materially inconsistent
                                                     with the duties associated with your position,
                                                     any reduction in your job title, or a material
                                                     negative change in the level of Officer to whom
                                                     you report, or

                                               (ii)  a material negative change in the terms and
                                                     conditions of your employment, including a
                                                     reduction by the Company of your annual base
                                                     salary or a material decrease in your target
                                                     opportunity for a Short Term Incentive Award, or

                                               (iii) the requirement to change your work location to
                                                     one in a different country, even for a comparable or
                                                     superior position.

    'Cause' is defined as:

    (i) violation of Lucent's code of conduct, Business Guideposts;

    (ii) conviction of (including a plea of guilty or nolo contendere) a felony or any crime of theft, dishonesty or moral turpitude; or

    (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Lucent.

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